Update Regarding Special Meeting of Shareholders

The Special Meeting of Shareholders originally scheduled for January 13, 2006 has been adjourned until January 26, 2006 to provide more time for shareholders to vote.

The Special Meeting of Shareholders will now take place January 26, 2006 at 8 a.m. at Ariel Capital Management, LLC, 200 East Randolph Drive, Suite 2900, Chicago, IL 60601.

We encourage you to vote as soon as possible.  If you cannot locate your proxy materials or would like assistance casting your vote, please call us toll-free at 800-292-7435, Option 4. An Ariel Mutual Funds Investment Specialist will be pleased to assist you.

Ariel Mutual Funds
200 East Randolph Drive
Suite 2900
Chicago, Illinois 60601

800.292.7435
arielmutualfunds.com

January 13, 2006

Dear Fellow Shareholder:

We recently sent you proxy materials for Ariel Investment Trust and its series, Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund. As of the date of this letter, we have not received your vote. If you have already submitted your vote, please disregard this notice.

You still have time to vote! The Special Meeting of Shareholders originally scheduled for January 13, 2006 has been adjourned until January 26, 2006 to provide more time for shareholders to vote. With the holiday season now behind you, we hope you will take a moment now to vote your proxy.

As noted in the proxy statement, the Funds have two proposals up for vote. Shareholders of the Funds are being asked to take action on the following items:

1.       Election/re-election of all Trustees of the Board of Trustees; and

2.       Shareholders of Ariel Fund and Ariel Appreciation Fund are being asked to approve proposals that are intended to help Ariel Fund and Ariel Appreciation Fund increase their investment flexibility and modernize their investment restrictions.

The Board of Trustees unanimously recommends approving these proposals.

We encourage you to vote as soon as possible using one of the options below.

•      Log on to the Internet site shown on your proxy card(s) and follow the on-screen instructions; or

•      Call the toll-free telephone number shown on your proxy card(s) and follow the recorded instructions; or

•      Mark, sign and mail the enclosed proxy card(s) in the postage-paid envelope provided.

Voting by Internet or telephone is faster and makes it easier for the Funds to process your vote.

If you cannot locate your proxy materials or have questions about the proxy statement, please call us toll-free at 1-800-292-7435, Option 4. An Ariel Mutual Funds Investment Specialist will be pleased to assist you.

Thank you for your time and attention to this important matter.

Sincerely,

/s/ Merrillyn J. Kosier
Merrillyn J. Kosier
Vice President and Trustee

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

AMFphone

Ariel Mutual Funds
200 East Randolph Drive
Suite 2900
Chicago, Illinois 60601

800.292.7435
arielmutualfunds.com

January 13, 2006

Dear Fellow Shareholder:

We recently sent you proxy materials for Ariel Investment Trust and its series, Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund. As of the date of this letter, we have not received your vote. If you have already submitted your vote, please disregard this notice.

You still have time to vote! The Special Meeting of Shareholders originally scheduled for January 13, 2006 has been adjourned until January 26, 2006 to provide more time for shareholders to vote. With the holiday season now behind you, we hope you will take a moment now to vote your proxy.

As noted in the proxy statement, the Funds have two proposals up for vote. Shareholders of the Funds are being asked to take action on the following items:

1.       Election/re-election of all Trustees of the Board of Trustees; and

2.       Shareholders of Ariel Fund and Ariel Appreciation Fund are being asked to approve proposals that are intended to help Ariel Fund and Ariel Appreciation Fund increase their investment flexibility and modernize their investment restrictions.

The Board of Trustees unanimously recommends approving these proposals.

We encourage you to vote as soon as possible by marking, signing and mailing the enclosed proxy card(s) in the postage-paid envelope provided.

If you cannot locate your proxy materials or have questions about the proxy statement, please call us toll-free at 1-800-292-7435, Option 4. An Ariel Mutual Funds Investment Specialist will be pleased to assist you.

Thank you for your time and attention to this important matter.

Sincerely,

/s/ Merrillyn J. Kosier
Merrillyn J. Kosier
Vice President and Trustee

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

AMFmail